EXHIBIT 99.1


                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 24th day of January, 2007 by and between MDI, Inc., a Delaware corporation, with its principal office at 10226 San Pedro Avenue, San Antonio, Texas 78216 (the "Company"), and the undersigned Investor (the "Investor").

     WHEREAS, the Company desires to issue, in a private placement (the "Offering"), $2,600,000 in aggregate purchase price of its Common Stock, $.01 par value (the "Shares"), on the terms and conditions hereinafter set forth, and the Investor desires to acquire 5,306,122 Shares, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

     I. SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF INVESTOR

          1.1 Subject to the terms and conditions hereinafter set forth, the Investor hereby subscribes for and agrees to purchase from the Company 5,306,122 shares at a price of $0.49 per Share which is equal to or in excess of the closing bid price immediately preceding the execution of this Agreement. The Company agrees to sell such Shares to the Investor for said purchase price. The purchase price is payable in accordance with the schedule attached hereto as Exhibit A. The certificates for the Shares will be delivered by the Company within ten (10) days following the Closing of this Offering as set forth in
Article III hereof.

          1.2 The Investor recognizes that the purchase of Shares involves a high degree of risk, including but not limited to risks that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) an investor may not be able to liquidate his investment; and (iv) transferability of the securities comprising the Shares is extremely limited.

          1.3 The Investor represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and that he is able to bear the economic risk of an investment in the Shares.

          1.4 The Investor acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the securities comprising the Shares, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.


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          1.5 The Investor  hereby  represents that he has been furnished by the
Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

          1.6 The Investor acknowledges that this offering of Shares may involve tax consequences. The Investor acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

          1.7 The Investor acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Investor agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

          1.8 Such Investor understands that the Shares are "restricted securities" and have not been registered under the Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting such Investor's right to sell the Shares pursuant to the registration statement contemplated in
Article V or otherwise in compliance with applicable federal and state securities laws). Such Investor does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.

          1.9 The Investor understands that although a public market exists for the Shares, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Investor understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Investor understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Shares under the Act, with the exception of certain registration rights set forth in Article V herein. The Investor consents that the Company may, if it desires, permit the transfer of the securities comprising the Shares out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state blue sky laws (collectively "Securities Laws"). The Investor agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them


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as a result of any misrepresentation made by him contained herein or any sale or distribution by the undersigned Investor in violation of any Securities Laws.

          1.10 The Investor acknowledges that he is (a) aware that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities and (b) familiar with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, and the Investor will not use, or cause any third party to use, any such material non-public information in contravention of such act or any such rules and regulations, including Rules 10b-5 and 14a-3.

          1.11 The Investor consents to the placement of one or more legends on any certificate or other document evidencing his Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

          1.12 The Investor understands that the Company will review this Stock Purchase Agreement and is hereby given authority by the undersigned to review the financial standing of the Investor.

          1.13 The Investor hereby represents that the address of Investor furnished by him on the signature page of this Stock Purchase Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

          1.14 The Investor acknowledges that if he is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD, receipt of which must be acknowledged by such firm on the signature page hereof.

          1.15 If the undersigned Investor is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (iii) that this Stock Purchase Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

          1.16 General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          1.17 Short Sales. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, executed any Short Sales in the securities of the Company (including, without limitation, any Short Sales involving the Company's securities) since 4 P.M. (New York Time) on January 24, 2007 which was the time that such Investor was first contacted regarding an investment in the Company ("Discussion Time").


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For purposes of this Section,  "Short Sales" include,  without  limitation,  all
"short sales" as defined in Rule 3b-3 of the Exchange Act. Such Investor covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales (i) during the period from the Discussion Time until prior to the time that the transactions contemplated by this Agreement are first publicly announced or (ii) at any time after the transactions contemplated by this Agreement are first publicly announced.

     II. REPRESENTATIONS BY THE COMPANY

     The Company represents and warrants to the Investor that prior to the consummation of this Offering and at the date of the closing of this offering (the "Closing Date"):

          2.1 Organization. Each of the Company and the Subsidiaries (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under the laws of its state or country of organization and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted, to execute and deliver this Stock Purchase Agreement and to carry out the transactions contemplated by this Stock Purchase Agreement as appropriate and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified.

          2.2 Capitalization. The capitalization of the Company is as described in the Company's most recent periodic report filed with the SEC on Form 10-QSB for the period ended September 30, 2006. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any stockholder of the Company. All prior sales by the Company of securities of the Company were either registered under the Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto.

          2.3 Authorization of Shares, Etc. The issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action of the Company. When so issued, sold and delivered, the Shares will be duly executed, issued and delivered and will constitute valid and legal obligations of the Company enforceable in accordance with their respective terms and, in each case, will not be subject to preemptive or any other similar rights.

          2.4 Subsidiaries and Investments. The Company has no subsidiaries other than those set forth on Schedule 2.4 (collectively, the "Subsidiaries"). The Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity. The Company owns all of the capital stock of the Subsidiaries, and there are no warranties, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which any of the Subsidiaries may become obligated to issue any shares of its capital stock or any other securities to any person other than the Company.


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          2.5 Title. Each of the Company and the Subsidiaries has good and valid title to all properties and assets, owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's and the Subsidiaries' business, taken as a whole; all of the material leases and subleases under which each of the Company and the Subsidiaries is the lessor or sublessor of properties or assets or under which each of the Company and the Subsidiaries holds properties or assets as lessee or sublessee are in full force and effect, and neither the Company nor any Subsidiary is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company or any Subsidiary as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or any Subsidiaries to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such properties as are necessary to its operations as now conducted and to be conducted, as presently planned.

          2.6 Proprietary Rights. Each of the Company and the Subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes, formulations, technology or know-how used or proposed to be used in the conduct of its business (the "Proprietary Rights"). Other than as set forth in the Company's filings with the SEC, neither the Company nor any Subsidiary has received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts which would form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or any Subsidiary or proposed to be used or offered by the Company or any Subsidiary infringes on any patents or infringes upon the use of any such Proprietary Rights of another person and, to the best of the Company's knowledge, no others have infringed the Company's or any Subsidiary's Proprietary Rights.

          2.7 Litigation. Other than as set forth in the Company's filings with the SEC and as set forth on Schedule 2.7, there is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary the adverse outcome of which would materially adversely affect the Company's or any Subsidiary's business or prospects. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which would materially adversely affect the Company's or any Subsidiary's business or prospects.

          2.8 Non-Defaults; Non-Contravention. Neither the Company nor any Subsidiary is in violation of or default under, nor will the execution and delivery of this Stock Purchase Agreement or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation (i) under its Certificate of Incorporation, or its By-laws, or any indenture, mortgage, contract, material purchase order or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or its property is bound or affected or
(ii) with respect to any material order, writ, injunction or decree of any court of any federal, state, municipal or other governmental department, commission,


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


board, bureau, agency or instrumentality, domestic or foreign, and there exists no condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in either case would have a material adverse effect on the business, financial condition or prospects of the Company or any Subsidiary.

          2.9 Taxes. Each of the Company and the Subsidiaries has filed all federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. Each of the Company and the Subsidiaries has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. Each of the Company and the Subsidiaries has properly accrued all taxes required to be accrued. The tax returns of the Company and each Subsidiary have never been audited by any state, local or federal authorities. Neither the Company nor any Subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

          2.10 Compliance With Laws; Licenses, Etc. Other than as set forth in the Company's filings with the SEC, neither the Company nor any Subsidiary has received notice of any violation of or noncompliance with any federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would have a materially adverse effect on the business or operations of the Company or any Subsidiary. Each of the Company and the Subsidiaries has all licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company or any Subsidiary. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.

          2.11 Authorization of Agreement, Etc. This Stock Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and the execution, delivery and performance by the Company of this Stock Purchase Agreement have been duly authorized by all requisite corporate action by the Company and when delivered, constitute or will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

          2.12 Exemption from Registration. Assuming the accuracy of the information provided by the Investors in connection with this Stock Purchase Agreement, the offer and sale of the Shares pursuant to the terms of this Stock Purchase Agreement are exempt from the registration requirements of the Act and the rules and regulations promulgated thereunder (the "Regulations"). The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(b )(2)(iii) or Rule 507 promulgated thereunder.


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          2.13 Brokers. Neither the Company nor any of its officers,  directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Stock Purchase Agreement.

          2.14 Title to Shares. The Shares when issued and delivered will be validly issued and outstanding, fully paid and nonassessable. When certificates representing the securities comprising the Shares shall have been duly delivered to the Investor and payment shall have been made therefor, the Investor shall have good and valid title to the Shares free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising or through the acts of the Investor and except as arising from applicable federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

          2.15 Right of First Refusal. No person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to the Company.

          2.16 Securities Exchange Act Compliance. The Company has filed with the SEC on a timely basis all filings required of a company whose securities have been registered under the Exchange Act. All information contained in such filings is true, accurate and complete in all material respects. The Company covenants to maintain the registration of its Common Stock under the Exchange Act and to make all filings thereunder on a timely basis. For the purpose of this paragraph, filings pursuant to Rule 12b-25 of the Exchange Act shall be deemed timely.

          2.17 Sarbanes-Oxley. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

          2.18 Registration Rights. Except with respect to Investor subscribing for the Shares, no person has any right to cause the Company to effect the registration under the Act of any securities of the Company.

          2.19 Warrants, Preemptive Rights, Etc. Except as set forth in the Company's filings with the SEC, there are not, any outstanding warrants, options (except options issued pursuant to, or upon conversion of any option issued pursuant to, the Company's employee stock option plan, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering will not cause any anti-dilution adjustments to such securities or commitments.

          2.20 Financial Statements. The Company's Form 10-K for the year ended December 31, 2005 contains the Company's (i) Balance Sheets at December 31, 2005 (the "Balance Sheet Date"), (ii) Statements of Operations for each of the last two years ending December 31, 2004 and December 31, 2005, and (iii) Statements of Cash Flow for each of the last two years ending December 31, 2004 and December 31, 2005 (hereinafter referred to collectively as the "Financial Statements"). The Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all


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material  liabilities,  absolute or  contingent,  of the Company  required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

          2.21 Absence of Changes. Other than as set forth in the Company's filings with the SEC, including its Forms 10-QSB for the periods ending March 31, 2006, June 30, 2006 and September 30, 2006, since the Balance Sheet Date, neither the Company nor any Subsidiary has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company or any Subsidiary, or any issuance of options, warrants or other rights to purchase the capital stock of the Company or any Subsidiary, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company or any Subsidiary, and neither the Company nor any Subsidiary has become a party to, and neither the business nor the property of the Company or any Subsidiary has become the subject of, any material litigation whether or not in the ordinary course of business.

     III. CLOSING; PLACEMENT AND FEES

          3.1 Closing. The closing (the "Closing") shall take place at the offices of the Company and be effective on the date that this Stock Purchase Agreement is executed by the parties (the "Closing Date").

          3.2 Conditions to Placement Agent's Obligations. The obligations of the Investor hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) Due Qualification or Exemption. (i) The offering contemplated by this Stock Purchase Agreement will become qualified or be exempt from qualification under applicable state securities laws not later than the Closing Date, and (ii) at the Closing Date no stop order suspending the sale of the Shares shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

               (b) Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing;

               (c) Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors, for the execution and delivery of this Stock Purchase Agreement, the performance by the Company of its obligations hereunder and the offering contemplated hereby;


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     IV. TERMS OF INVESTMENT

          4.1 Expenses of Offering. The Company shall be responsible for, and shall bear all expenses directly incurred in connection with, the proposed Offering including, but not limited to; (i) costs of preparing and delivering the Stock Purchase Agreements and Share certificates; and (ii) expenses in connection with blue sky registrations, including, but not limited to, filing fees, legal expenses, registrar and transfer agent fees, accounting fees, issue and transfer taxes and the fees and disbursements of counsel in connection with blue sky matters (the "Company Expenses").

          4.2 The Investor hereby authorizes and directs the Company to deliver the securities to be issued to such Investor pursuant to this Stock Purchase Agreement to the address provided by the Investor.

          4.3 The Investor acknowledges that at such time, if ever, as any of the Shares are registered, sales of such Shares will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

     V. REGISTRATION RIGHTS

          5.1 Required Registration. The Company hereby agrees with the holders of the Shares or their transferees (collectively, the "Holders") to prepare and file with the SEC one-hundred and eighty (180) days after the Closing Date of the Offering a registration statement on Form S-3 under the Act covering the resale of the shares of Common Stock paid for and issuable upon conversion of the Shares (the "Registrable Securities") and to use all reasonable efforts to cause such registration statement to become effective as soon as practicable hereafter.

          The obligation of the Company under this Section 5.1 shall be limited to one registration statement and only to those shares for which the Company has received payment from the Investor. The Company shall pay the expenses described in Section 5.3 for the registration statement filed pursuant to this Section 5.1, except for underwriting discounts and commissions and legal fees of the Holders, which shall be borne by the Holders.

          5.2 Registration Procedures. If and whenever the Company is required by the provisions of Section 5.1 to effect the registration of Registrable Securities under the Act, the Company will:

               (a) prepare and file with the SEC a registration statement with respect to such securities, and use all reasonable efforts to cause such registration statement to become and remain effective until the earlier of (i) 24 months from the date of effectiveness thereof or (ii) the date when all such securities are sold pursuant to such registration statement;

               (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of (i) 24 months from the date of effectiveness thereof or (ii) the date when all such securities are sold pursuant to such registration statement;

               (c) furnish to the security holders participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders may reasonably request in connection with resales by such security holders;

               (d) use all reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (f) notify such holders promptly (i) of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information and (ii) of the occurrence of any event or passage of time that makes the financial statements included in the registration statement ineligible for inclusion therein or any statement made in the registration statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the registration statement, prospectus or other documents so that, in the case of the registration statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (g) prepare and file with the SEC, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Shares by such holder;

               (h) upon the occurrence of any event contemplated by Section 5.2(f)(ii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the registration statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 5.2(f)(i), 5.2(f)(ii) or 5.2(i) hereof to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Holders shall suspend use of such prospectus. The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable; and

               (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

          5.3 Expenses.

               (a) With respect to the registration required pursuant to Section
5.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.

               (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 5.3(a) above). Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

          5.4 Indemnification.

               (a) The Company will indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 5.1 hereof, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

               (b) Each holder of Registrable Securities included in a registration pursuant to the provisions of Section 5.1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

               (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 5.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          5.5 Contribution.  To provide for just and equitable contribution,  if
(i) an indemnified party makes a claim for  indemnification  pursuant to Section
5.4 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Stock Purchase Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Investor (including for this purpose any contribution by or on behalf of the Investor), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Investor, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Investor in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses shall also be considered. In no case shall the Investor be responsible for a portion of the contribution obligation in excess of the amount of its subscription pursuant to this Stock Purchase Agreement. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 5.5, each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Investor, shall have the same rights to contribution as the Investor, and each person, if any who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 5.5. Anything in this Section 5.5 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 5.5 is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

     VI. MISCELLANEOUS

          6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 10226 San Pedro Avenue, San Antonio, Texas 78216, Attention: Chief Executive Officer, and to the Investor at his address indicated on the signature page of this Stock Purchase Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

          6.2 Unless the Investor in Shares has given his approval, this Stock Purchase Agreement shall not be changed, modified or amended and may not be discharged except by performance in accordance with its terms.

          6.3 This Stock Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Stock Purchase Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

          6.4 Notwithstanding the place where this Stock Purchase Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Texas.

          6.5 This Stock Purchase Agreement may be executed in counterparts. Upon the execution and delivery of this Stock Purchase Agreement by the Investor, this Stock Purchase Agreement shall become a binding obligation of the Investor with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Investors and to add and/or to delete other persons as Investors.

          6.6 The holding of any provision of this Stock Purchase Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Stock Purchase Agreement, which shall remain in full force and effect.

          6.7 It is agreed that a waiver by either party of a breach of any provision of this Stock Purchase Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

          6.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Stock Purchase Agreement.

          6.9 Whenever the context of this Stock Purchase Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.



                        (Signature(s) on following page.)

         IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the day and year first written above.

Investor:
Stratis Authority

/s/ James M. Vandevere
-----------------------
By:      James M. Vandevere
Title:   Chairman
Date:    January 24, 2007
         ----------------

Company:
MDI, INC.

/s/ J. Collier Sparks
------------------------
By:      J. Collier Sparks
Title:   President and CEO
Date:    January 31, 2007
         ----------------

                                  SCHEDULE 2.4

                                  SUBSIDIARIES
                                  ------------


                           MDI, INC. - LEGAL ENTITIES


Name of Company                             Jurisdiction      Status
---------------                             ------------      ------
United States


ABM Data Systems, Inc.                      Texas             Active

Monitor Dynamics, Inc.                      California        Active

American Building Control GP, Inc.          Delaware          Active

American Building Control LP, Inc.          Delaware          Active

MDI Operating, L.P.                         Texas             Active

Global Systems Solutions, Inc.              Delaware          Active

Foreign


MDI S.A.                                    Switzerland       Inactive

MDI France, S.A.                            France            Inactive

                                  SCHEDULE 2.7

                                   LITIGATION
                                   ----------

                                  SCHEDULE 2.21

                               ABSENCE OF CHANGES
                               ------------------

         The Company received a letter on December 27, 2006 from The Nasdaq Stock Market, stating that the Company will be provided a second 180 calendar days, or until June 22, 2007, to regain compliance with the Nasdaq bid price requirement. If, at anytime before June 22, 2007, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will provide written notification that the Company complies with the Rule.

         In its December 27, 2006 letter to the Company, Nasdaq notes that the Company meets all initial inclusion criteria for the Nasdaq Capital Market except for the bid price.

      If the company is not in compliance with the Rule by June 22, 2007, Nasdaq will provide written notification that the Company's securities will be delisted. At that time, the Company may appeal this determination.

                                    EXHIBIT A
                                    ---------

                               SCHEDULE OF PAYMENT
                               -------------------

         As soon as is practicable after the Closing, the Company shall contract with a Professional Employer Organization ("PEO") of Investor's choosing to handle the Company's payroll, insurance and benefits ("Employee Obligations"). Prior to each pay period, the Investor shall have paid to the PEO sufficient funds to cover the Employee Obligations related to that pay period ("Payroll Contribution"). Payroll Contributions will be made by the Investor into the PEO until such time as the entire $2,600,000.00 purchase price has been paid.

         In the event that a PEO of Investor's choice is not prepared to handle the Employee Obligations by the first payroll period for March 2007, the Investor shall pay the required Payroll Contributions directly to the Company and the Company shall use such amounts to meet the Employee Obligations until such time as a PEO is prepared to handle those Employee Obligations.